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                                                                    EXHIBIT 23.6


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement File No. 333-44864 of our report, which includes a matter of emphasis, dated April 14, 2000, included in the STAR Telecommunications, Inc.'s Form 10-K/A for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.


                                        /s/ ARTHUR ANDERSEN LLP

Los Angeles, California
November 10, 2000